UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05693)

Exact name of registrant as specified in charter: Putnam Europe Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000
Date of fiscal year end: June 30, 2008
Date of reporting period: July 1, 2007 — December 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Europe Equity Fund

12|31|07

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Europe Equity
Fund

12|31|07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	49

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

As 2008 gets under way, the challenges facing the markets have grown decidedly more acute. What began last year as a rise in defaults for a limited segment of the U.S. mortgage market has quickly spread throughout the financial system globally and has produced a significant tightening of financial conditions. Prospects for global growth have been marked down as a result, and investors have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the risks of a recession in 2008. Monetary policy has reacted quickly to the situation, and it is likely that fiscal policy too will be engaged shortly to provide additional support for the economy.

As investors, it is natural to feel discouraged and even overwhelmed by disappointing short-term volatility. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As we have seen in the past, after a period of weakness the economy is likely to regain its momentum and produce the economic growth and earnings that investors are looking for.

Lastly, Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Europe Equity Fund: The advantages
of investing in European markets

As a shareholder of Putnam Europe Equity Fund, you are positioning some of your money to potentially benefit from opportunities in one of the world’s most advanced economies.

While international investing involves additional risks, Europe offers a long history of capitalism and stock investing, and the region continues to evolve. Today, the 27 member states of the European Union, with approximately 500 million people, form a large, integrated economy that exports more goods and services than any nation in the world.

With these advantages, it is not surprising that European companies are leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day —from cars to cell phones to household products — you are likely to find many items made by European companies.

At the macroeconomic level, European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than the United States. In Europe, interest rates and monetary policy are not set by the U.S. Federal Reserve Board, but by the European Central Bank, the Bank of England, and other central banks. While different economic systems, political developments, and currencies like the euro, the British pound, and the Swiss franc can add risk, they also provide diversification for U.S.-based investors. Though international markets can experience downturns, investing internationally gives you a chance to keep building wealth even if U.S. stocks struggle.

For over 17 years, Putnam Europe Equity Fund has served investors by seeking to invest in attractively valued companies across European markets. Pursuing Putnam’s “blend” strategy, the fund’s management team targets stocks believed to be worth more than their current stock prices indicate, and seeks to perform well when either growth- or value-style stocks lead international markets. The team selects stocks and determines market and sector weightings by relying in part on the proprietary research of Putnam analysts and team members based in both Boston and London.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

The European Union: Expansion increases investment opportunities.

The European Union (EU), including its predecessor organizations, has grown over the past half century because it has succeeded in providing stable conditions for economic growth and investment. From a base of six members in the 1950s, it has grown to include 27 countries, with three additional countries currently candidates for membership.

What does the continuing expansion of the EU mean for investors?

Greater growth potential. Businesses in new member countries gain greater access to international capital and trade opportunities within the EU.

Lower business costs. Companies in older EU countries can increase their sales in new member countries while reducing their business costs by shifting production to less expensive markets.

Changes in the world and Europe’s regional economy have
added to the investment potential of European companies
since Putnam Europe Equity Fund launched in 1990.

Performance snapshot

Putnam Europe
Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

The fund’s performance declined during the first half of its fiscal year, which ended December 31, 2007, posting a result of –4.68% . European stocks fell as a consequence of the credit crisis that spread from the United States combined with the anticipated effect of slowing global economic growth. We note that the decline in European stock prices was partly offset by the appreciation of the euro and the British pound.

Generally speaking, the fund has been focused on finding stocks that we believe are attractively valued, helping to lift the fund’s relative results before the summer of 2007. A number of these stocks turned into market laggards when the credit crisis ushered in a change in market leadership, and the fund underperformed both its benchmark index and the average of its Lipper peer group as a result. Underperforming holdings were scattered among a variety of sectors, with some of the more disappointing results found among financial and consumer stocks. Performance for U.S. investors benefited from the strength of European currencies versus the dollar during the period, although the fund’s hedging positions limited some of this currency advantage.

Market overview

As the U.S. subprime mortgage crisis spilled over into broader credit markets last summer, it had a number of consequences. Perhaps most damaging to the portfolio was the fact that many investors decided to exit equity markets altogether. Some multi-strategy money managers were compelled to sell their most easily tradable securities, including European stocks. Your fund felt the impact because we generally look for well-capitalized, attractively valued companies that are highly liquid, or readily tradable. In short, we believe that the declining prices of many fund holdings were a reflection of investors leaving the market, rather than of fundamental business problems.

Across Europe, as in other regions, another byproduct of this trend was that growth-style stocks began to outperform value-style stocks. Amid the turmoil, investors may have considered growth stocks more “recession-proof.” In the most recent period, the leading sectors were telecommunications as well as utilities, the latter benefiting from merger-and-acquisition activity and rising power prices. Hardest hit were banks and insurance companies, as well as consumer discretionary and retailing stocks. Markets that fell more sharply included Sweden, France, and Switzerland, while the United Kingdom, Germany, and Spain fared better.

Strategy overview

Careful stock selection forms the foundation of our management approach. We work to identify stocks of large and midsize European companies that we consider mispriced by the market. These are companies that we believe are worth more than their current prices indicate, based on our projections of their future cash flows. We generally avoid taking large risks by overweighting or underweighting sectors dramatically versus the benchmark.

Pursuing a “blend” investment style, we have the flexibility to own stocks with either growth or value characteristics. However, one of the primary features we look for in a stock is an attractive valuation regardless of

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 12/31/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 22.

whether it falls into a growth or value category. During the period we tilted the portfolio in favor of growth-style stocks, which also satisfied our valuation criteria, but this focus on valuation limited our exposure to stocks with the strongest growth momentum. These momentum-driven stocks outperformed during the period as investors bought them seemingly without regard for their valuation, and this trend contributed significantly to the fund’s underperformance. Going forward, we expect investors to focus on valuation fundamentals once again, which should benefit the portfolio’s holdings.

The fund had an overweight, relative to the benchmark, in the energy and basic materials sectors. Within financials, we favored insurance companies but had an underweight in banks. Our market positioning was generally neutral except for an underweight in the United Kingdom, a market we considered overvalued, and an overweight in Switzerland.

Your fund’s holdings

Generally speaking, companies that showed any sign of earnings disappointment or vulnerability to the credit crisis underperformed the benchmark for the period. Ericsson, a Swedish company that makes networking equipment for telecommunications providers, reduced its earnings forecasts, which hurt the stock’s price. We favor the company because it is building many networks for cellular

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

service providers around the world. The initial build-out phase tends to have relatively low profit margins, but as customers begin to expand these networks as demand for wireless services continues to grow, we believe that the company’s profit margins should also expand. We find the stock’s valuations quite attractive at current levels.

Like much of the global auto industry, French auto company Renault has had disappointing stock performance in the second half of this year. In our view, Renault is positioned to grow faster than the industry, with the number of cars it sells expected to grow by 10% in 2008, according to company estimates. Renault has an established position in growing emerging markets where car sales should remain strong, particularly in Russia, Eastern Europe, and South Korea, and its only exposure to the weakening North American market is through its ownership stake in Nissan. Also, the company can benefit from a government initiative in France that will give car owners a financial incentive to buy new vehicles that emit less carbon dioxide.

The portfolio did not have large overweight positions in some of the European banks that announced major losses from U.S. mortgage-backed securities. However, the financials sector as a whole underperformed the index. In spite of having an underweight position in the

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/07. The fund’s holdings will change over time.

Holding (percentage of fund’s net assets)	Country	Sector/Industry

BP PLC (4.6%)	United Kingdom	Energy/Oil and gas

Total SA (4.0%)	France	Energy/Oil and gas

Nestle SA (3.9%)	Switzerland	Consumer staples/Food

Banco Santander Central Hispano SA (3.4%)	Spain	Financials/Banking

Roche Holding AG (3.3%)	Switzerland	Health care/Pharmaceuticals

Telefonica SA (3.2%)	Spain	Communications services/
Telecommunications

BNP Paribas SA (3.1%)	France	Financials/Banking

RWE AG (3.0%)	Germany	Utilities and power/Electric utilities

Novartis AG (3.0%)	Switzerland	Health care/Pharmaceuticals

Allianz SE (3.0%)	Germany	Financials/Insurance

financials sector relative to the benchmark, which helped performance, the fund had overweight positions in Allied Irish Banks, a diversified Irish financial company; Allianz, a German insurance company; and ING, a financial service company based in the Netherlands, all of which underperformed.

For stocks that contributed positively to performance, we would begin by citing companies in the technology and telecommunications sectors. Telefonica, a telecommunications company headquartered in Spain, delivered strong results. This company is well managed and derives strong growth from its operations in Brazil and other nations of Latin America. Nokia, a telephone handset maker headquartered in Finland, also provided the sort of earnings momentum that markets favored in the period. The company’s new product models, which provide more entertainment and information to users, are gaining market share. Nokia is also the leading global supplier of cell phones to fast growing emerging markets.

The energy and basic materials sectors continued to thrive, thanks to rising demand originating from the development of urban and industrial infrastructure in many Asian countries. BHP Billiton, a diversified global mining company headquartered in the United Kingdom, advanced strongly in the period as global demand kept resource prices high. The company produces precious metals such as gold as well as minerals with industrial uses, such as copper, iron ore, and coal. Within the energy sector, petroleum supplies are still constrained by refining capacity and by geopolitical instabilities in major oil-producing regions. As oil prices rose to historic highs of $100 per barrel during the period, we maintained an overweight position in the sector. Holdings BP of the United Kingdom and Lukoil of Russia contributed positively to the fund’s results.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Economic growth in Europe remains positive, and to date there are few signs of a significant slowdown across the continent. However, we are keenly aware that Europe has traditionally been affected when North America’s economy slackens appreciably. The credit crisis could intensify this risk. The European Central Bank’s focus on fighting inflation and the strength of the euro together create a headwind for European exporters and a risk for stocks. We are particularly concerned about prospects for the United Kingdom, where consumers appear heavily indebted and vulnerable to any slowdown. Fortunately, the rebound in Germany’s economy after a long period of weakness continues to keep the overall European outlook relatively constructive.

Other favorable trends in Europe include growth fueled by demand from emerging markets, continued corporate restructuring, improved corporate governance, and some continuing merger-and-acquisition activity by industrial players. Many European multinationals have also built up a meaningful exposure to the growth coming from emerging markets. The portfolio’s overall positioning reflects a preference for stocks that score most highly on our combined fundamental and quantitative research framework, and in which we have the greatest conviction. Across Europe, we continue to favor companies achieving growth via structural avenues such as market-share gains, margin improvements, or more competitive business models.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly. While diversification can help protect your returns from excess volatility, it cannot protect against market losses.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.25%	10.87%	10.43%	10.43%	10.42%	10.42%	10.73%	10.50%	10.99%	11.29%

10 years	119.05	106.40	103.42	103.42	103.30	103.30	108.71	101.41	114.22	120.28
Annual average	8.16	7.52	7.36	7.36	7.35	7.35	7.64	7.25	7.92	8.22

5 years	145.20	131.18	136.30	134.30	136.13	136.13	139.18	130.77	142.88	146.58
Annual average	19.65	18.25	18.77	18.56	18.75	18.75	19.05	18.21	19.42	19.78

3 years	57.65	48.57	54.21	51.21	54.18	54.18	55.25	49.85	56.91	58.54
Annual average	16.39	14.11	15.53	14.78	15.53	15.53	15.79	14.43	16.20	16.60

1 year	7.06	0.90	6.29	1.91	6.27	5.40	6.51	2.77	6.83	7.35

6 months	–4.68	–10.15	–5.02	–8.93	–5.03	–5.81	–4.94	–8.28	–4.78	–4.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 12/31/07

		Lipper European
	MSCI Europe	Region Funds
	Index	category average*

Annual average
(life of fund)	11.06%	11.20%

10 years	148.92	206.83
Annual average	9.55	11.42

5 years	179.00	195.28
Annual average	22.78	23.68

3 years	66.59	68.54
Annual average	18.55	18.85

1 year	13.86	11.61

6 months	1.22	–0.48

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/07, there were 106, 103, 92, 84, 38, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.474		$0.116	$0.223	$0.256		$0.446	$0.557

Capital gains

Long-term	2.541		2.541	2.541	2.541		2.541	2.541

Short-term	2.599		2.599	2.599	2.599		2.599	2.599

Total	$5.614		$5.256	$5.363	$5.396		$5.586	$5.697

Share value:	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

6/30/07	$33.47	$35.51	$32.34	$33.11	$33.23	$34.44	$33.30	$33.53

12/31/07	26.15	27.75	25.33	25.95	26.06	27.01	25.98	26.16

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses

For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.73	$ 10.39	$ 10.39	$ 9.17	$ 7.95	$ 5.50

Ending value (after expenses)	$953.20	$949.80	$949.70	$950.60	$952.20	$954.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2007, use the calculation method below. To find the value of your investment on July 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.95	$ 10.74	$ 10.74	$ 9.48	$ 8.21	$ 5.69

Ending value (after expenses)	$1,018.25	$1,014.48	$1,014.48	$1,015.74	$1,016.99	$1,019.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Average annualized expense
ratio for Lipper peer group*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Europe Equity Fund	106%	81%	56%	82%	80%

Lipper European Region Funds
category average	103%	111%	113%	139%	187%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne is the Portfolio Leader and Simon Davis is the Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2007 and December 31, 2006.

Trustee and Putnam employee fund ownership

As of December 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 287,000	$ 91,000,000

Putnam employees	$6,047,000	$690,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joshua Byrne is also a Portfolio Leader of Putnam International Equity Fund.

Simon Davis is also a Portfolio Leader of Putnam International Equity Fund.

Joshua Byrne and Simon Davis may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of Western European equity securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 25th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe

(exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper European Region Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

29th	42nd	70th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 97, 91 and 78 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper European Region Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 76%, 72%, and 85%, respectively. Over the one-, five- and ten-year periods ended December 31, 2007, the fund ranked 79th out of 103, 61st out of 84, and 33rd out of 38 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/07 (Unaudited)

COMMON STOCKS (100.5%)*

	Shares	Value

Austria (3.1%)
Telekom Austria AG	359,603	$9,951,593
voestalpine AG	85,175	6,089,540
		16,041,133

Belgium (0.8%)
Delhaize Group	43,407	3,790,173

Finland (2.8%)
Nokia OYJ	377,550	14,516,967

France (15.4%)
Air France-KLM	182,953	6,370,523
Axa SA	150,568	5,986,659
BNP Paribas SA	147,581	15,841,969
Renault SA	64,784	9,077,311
Suez SA	197,146	13,344,835
Total SA	248,086	20,559,688
Vivendi SA	170,541	7,760,203
		78,941,188

Germany (14.1%)
Allianz SE	70,876	15,138,458
BASF AG	96,252	14,205,048
Beiersdorf AG	76,459	5,892,330
Merck KGaA	14,480	1,857,481
Merck KGaA 144A	18,718	2,401,128
Porsche AG (Preference)	1,558	3,135,272
Praktiker Bau-und Heimwerkermaerkte AG	88,391	2,610,831
RWE AG	109,900	15,378,615
Salzgitter AG	59,806	8,792,680
Tognum AG †	92,072	2,750,177
		72,162,020

Greece (2.3%)
EFG Eurobank Ergasias	125,341	4,418,583
Hellenic Telecommunication Organization (OTE) SA	204,660	7,510,996
		11,929,579

Ireland (2.0%)
Allied Irish Banks PLC	438,917	10,071,806

Italy (4.7%)
Buzzi Unicem SpA	151,365	4,148,209
Enel SpA	1,160,446	13,677,612
Saras SpA	1,018,250	5,896,094
		23,721,915

COMMON STOCKS (100.5%)* continued

	Shares	Value

Netherlands (4.1%)
ING Groep NV	327,535	$12,766,603
TNT NV	194,351	8,076,103
		20,842,706

Norway (5.5%)
DnB Holdings ASA	775,400	11,761,137
Schibsted ASA	84,300	3,601,944
Statoil ASA	416,800	12,888,666
		28,251,747

Russia (1.1%)
Lukoil	42,000	3,735,900
Lukoil ADR	18,600	1,605,180
		5,341,080

Spain (6.6%)
Banco Santander Central Hispano SA	810,926	17,494,855
Telefonica SA	509,141	16,430,942
		33,925,797

Sweden (1.5%)
Telefonaktiebolaget LM Ericsson AB Class B	3,257,658	7,621,919

Switzerland (15.6%)
Credit Suisse Group	89,604	5,383,139
Nestle SA	43,676	19,996,159
Novartis AG ##	279,708	15,225,222
Roche Holding AG	98,120	16,887,133
Swisscom AG	22,809	8,853,576
Zurich Financial Services AG	44,984	13,227,039
		79,572,268

United Kingdom (20.9%)
BAE Systems PLC	1,062,771	10,378,598
Barratt Developments PLC	297,661	2,712,902
BAT Industries PLC	194,185	7,624,522
BHP Billiton PLC	292,665	8,988,837
BP PLC	1,910,538	23,298,174
Britvic PLC	818,962	5,596,780
CSR PLC †	215,208	2,542,387
Davis Service Group PLC	404,903	4,076,700
GKN PLC	1,238,689	6,880,038
HBOS PLC	569,383	8,232,807
Reckitt Benckiser PLC	231,556	13,338,431
Rio Tinto PLC	99,322	10,375,933
Travis Perkins PLC	123,447	2,929,952
		106,976,061

Total common stocks (cost $453,480,367)		$513,706,359

SHORT-TERM INVESTMENTS (0.8%)*

	Principal amount/shares	Value

U.S. Treasury Bills 3.97%, March 27, 2008	$850,000	$842,099
Putnam Prime Money Market Fund (e)	3,344,974	3,344,974

Total short-term investments (cost $4,187,073)		$4,187,073

TOTAL INVESTMENTS

Total investments (cost $457,667,440)		$517,893,432

* Percentages indicated are based on net assets of $511,215,017.

† Non-income-producing security.

## Forward commitments, in part or in entirety (Note 1).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At December 31, 2007, liquid assets totaling $565,321 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentrations greater than 10% at December 31, 2007 (as a percentage of net assets):

Oil and gas	13.3%
Banking	13.3

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07 (aggregate face value $92,462,964) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	depreciation

British Pound	$43,426,904	$44,809,375	3/19/08	$(1,382,471)
Euro	26,845,789	26,796,850	3/19/08	48,939
Norwegian Krone	15,012,059	14,828,720	3/19/08	183,339
Swedish Krona	3,400,597	3,415,915	3/19/08	(15,318)
Swiss Franc	2,602,571	2,612,104	3/19/08	(9,533)

Total				$(1,175,044)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07 (aggregate face value $96,563,614) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	depreciation

British Pound	$ 9,476,609	$ 9,642,512	3/19/08	$165,903
Euro	20,923,597	20,784,923	3/19/08	(138,674)
Norwegian Krone	8,559,111	8,455,685	3/19/08	(103,426)
Swedish Krona	10,442,504	10,520,355	3/19/08	77,851
Swiss Franc	46,849,404	47,160,139	3/19/08	310,735

Total				$312,389

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/07 (Unaudited)

ASSETS

Investment in securities, at value:
Unaffiliated issuers (identified cost $454,322,466)	$514,548,458
Affiliated issuers (identified cost $3,344,974) (Note 5)	3,344,974

Cash	18

Dividends, interest and other receivables	268,263

Receivable for shares of the fund sold	79,465

Receivable for securities sold	1,879,178

Receivable for open forward currency contracts (Note 1)	919,914

Receivable for closed forward currency contracts (Note 1)	261,069

Foreign tax reclaim receivable	228,618

Total assets	521,529,957

LIABILITIES

Payable to custodian (Note 2)	2,380,639

Payable for securities purchased	3,153,967

Payable for shares of the fund repurchased	744,624

Payable for compensation of Manager (Notes 2 and 5)	1,081,017

Payable for investor servicing (Note 2)	97,378

Payable for custodian fees (Note 2)	63,597

Payable for Trustee compensation and expenses (Note 2)	182,385

Payable for administrative services (Note 2)	1,441

Payable for distribution fees (Note 2)	345,412

Payable for open forward currency contracts (Note 1)	1,782,569

Payable for closed forward currency contracts (Note 1)	377,233

Other accrued expenses	104,678

Total liabilities	10,314,940

Net assets	$511,215,017

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$452,487,924

Distributions in excess of net investment income (Note 1)	(1,369,166)

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	666,416

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	59,429,843

Total — Representing net assets applicable to capital shares outstanding	$511,215,017

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($428,365,111 divided by 16,379,932 shares)	$26.15

Offering price per class A share
(100/94.25 of $26.15)*†	$27.75

Net asset value and offering price per class B share
($54,823,865 divided by 2,164,705 shares)**	$25.33

Net asset value and offering price per class C share
($6,149,019 divided by 236,974 shares)**	$25.95

Net asset value and redemption price per class M share
($10,055,148 divided by 385,798 shares)	$26.06

Offering price per class M share
(100/96.50 of $26.06)*†	$27.01

Net asset value, offering price and redemption price per class R share
($125,567 divided by 4,834 shares)	$25.98

Net asset value, offering price and redemption price per class Y share
($11,696,307 divided by 447,071 shares)	$26.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Reflects a maximum front-end sales charge for class A and class M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $238,909)	$ 3,200,150

Interest (including interest income of $261,230
from investments in affiliated issuers) (Note 5)	272,640

Securities lending	101

Total investment income	3,472,891

EXPENSES

Compensation of Manager (Note 2)	2,192,706

Investor servicing fees (Note 2)	733,252

Custodian fees (Note 2)	42,422

Trustee compensation and expenses (Note 2)	16,855

Administrative services (Note 2)	9,686

Distribution fees — Class A (Note 2)	573,527

Distribution fees — Class B (Note 2)	329,723

Distribution fees — Class C (Note 2)	34,047

Distribution fees — Class M (Note 2)	48,608

Distribution fees — Class R (Note 2)	273

Other	127,921

Non-recurring costs (Notes 2 and 6)	937

Costs assumed by Manager (Notes 2 and 6)	(937)

Fees waived and reimbursed by Manager (Note 5)	(3,844)

Total expenses	4,105,176

Expense reduction (Note 2)	(92,971)

Net expenses	4,012,205

Net investment income	(539,314)

Net realized gain on investments (Notes 1 and 3)	21,241,474

Net realized loss on futures contracts (Note 1)	(595,593)

Net realized loss on foreign currency transactions (Note 1)	(3,022,101)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(1,563,694)

Net unrealized depreciation of investments
and futures contracts during the period	(42,551,195)

Net loss on investments	(26,491,109)

Net decrease in net assets resulting from operations	$(27,030,423)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Operations:
Net investment income (loss)	$ (539,314)	$5,676,717

Net realized gain on investments
and foreign currency transactions	17,623,780	109,538,078

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(44,114,889)	41,512,519

Net increase (decrease) in net assets resulting
from operations	(27,030,423)	156,727,314

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(6,464,030)	(7,740,217)

Class B	(209,270)	(1,021,986)

Class C	(44,492)	(73,354)

Class M	(86,730)	(171,893)

Class R	(1,755)	(981)

Class Y	(203,706)	(177,109)

Net realized short-term gain on investments

Class A	(35,443,065)	—

Class B	(4,688,738)	—

Class C	(518,534)	—

Class M	(880,516)	—

Class R	(10,226)	—

Class Y	(950,507)	—

From net realized long-term gain on investments

Class A	(34,652,107)	(1,280,755)

Class B	(4,584,103)	(348,232)

Class C	(506,962)	(19,172)

Class M	(860,867)	(41,507)

Class R	(9,998)	(151)

Class Y	(929,296)	(26,239)

Redemption fees (Note 1)	10,845	39,062

Increase (decrease) from capital share transactions (Note 4)	43,346,286	(53,669,220)

Total increase (decrease) in net assets	$(74,718,194)	$92,195,560

(Continued on next page)

Statement of changes in net assets (Continued)

NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Beginning of period	$585,933,211	$493,737,651

End of period (including distributions in excess of net investment income of $1,369,166 and undistributed net investment
income of $6,180,131, respectively)	$511,215,017	$585,933,211

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2007**	$33.47	(.01)(d)	(1.70)	(1.71)	(.47)	(5.14)	(5.61)	—(e)	$26.15	(4.68)*	$428,365	.69*(d)	(.04)*(d)	40.10*
June 30, 2007	25.58	.37(d)	8.17	8.54	(.56)	(.09)	(.65)	—(e)	33.47	33.69	476,598	1.48(d)	1.26(d)	106.13
June 30, 2006	20.79	.48(d,g,h)	4.59	5.07	(.28)	—	(.28)	—(e)	25.58	24.54(g)	341,155	1.46(d,g)	2.04(d,g,h)	80.51
June 30, 2005	18.05	.22(d,f)	2.78	3.00	(.26)	—	(.26)	—(e)	20.79	16.66(f)	328,279	1.44(d)	1.13(d,f)	56.35
June 30, 2004	14.84	.12(d)	3.37	3.49	(.28)	—	(.28)	—(e)	18.05	23.59	313,766	1.44(d)	.69(d)	82.35
June 30, 2003	16.65	.20	(1.79)	(1.59)	(.22)	—	(.22)	—	14.84	(9.47)	369,565	1.43	1.40	79.66

CLASS B
December 31, 2007**	$32.34	(.13)(d)	(1.62)	(1.75)	(.12)	(5.14)	(5.26)	—(e)	$25.33	(5.02)*	$54,824	1.07*(d)	(.43)*(d)	40.10*
June 30, 2007	24.68	.05(d)	7.97	8.02	(.27)	(.09)	(.36)	—(e)	32.34	32.68	77,315	2.23(d)	.17(d)	106.13
June 30, 2006	20.03	.21(d,g,h)	4.52	4.73	(.08)	—	(.08)	—(e)	24.68	23.65(g)	126,764	2.21(d,g)	.99(d,g,h)	80.51
June 30, 2005	17.40	.04(d,f)	2.70	2.74	(.11)	—	(.11)	—(e)	20.03	15.73(f)	177,711	2.19(d)	.23(d,f)	56.35
June 30, 2004	14.31	—(d,e)	3.24	3.24	(.15)	—	(.15)	—(e)	17.40	22.69	229,608	2.19(d)	(.04)(d)	82.35
June 30, 2003	16.04	.09	(1.73)	(1.64)	(.09)	—	(.09)	—	14.31	(10.21)	266,777	2.18	.68	79.66

CLASS C
December 31, 2007**	$33.11	(.13)(d)	(1.67)	(1.80)	(.22)	(5.14)	(5.36)	—(e)	$25.95	(5.03)*	$6,149	1.07*(d)	(.42)*(d)	40.10*
June 30, 2007	25.33	.14(d)	8.08	8.22	(.35)	(.09)	(.44)	—(e)	33.11	32.68	6,983	2.23(d)	.48(d)	106.13
June 30, 2006	20.58	.30(d,g,h)	4.56	4.86	(.11)	—	(.11)	—(e)	25.33	23.66(g)	5,455	2.21(d,g)	1.29(d,g,h)	80.51
June 30, 2005	17.88	.06(d,f)	2.75	2.81	(.11)	—	(.11)	—(e)	20.58	15.73(f)	5,182	2.19(d)	.33(d,f)	56.35
June 30, 2004	14.68	(.01)(d)	3.33	3.32	(.12)	—	(.12)	—(e)	17.88	22.65	5,482	2.19(d)	(.06)(d)	82.35
June 30, 2003	16.43	.10	(1.77)	(1.67)	(.08)	—	(.08)	—	14.68	(10.15)	7,455	2.18	.69	79.66

CLASS M
December 31, 2007**	$33.23	(.09)(d)	(1.68)	(1.77)	(.26)	(5.14)	(5.40)	—(e)	$26.06	(4.94)*	$10,055	.94*(d)	(.29)*(d)	40.10*
June 30, 2007	25.38	.19(d)	8.13	8.32	(.38)	(.09)	(.47)	—(e)	33.23	33.02	14,075	1.98(d)	.66(d)	106.13
June 30, 2006	20.61	.34(d,g,h)	4.58	4.92	(.15)	—	(.15)	—(e)	25.38	23.97(g)	14,097	1.96(d,g)	1.49(d,g,h)	80.51
June 30, 2005	17.84	.09(d,f)	2.77	2.86	(.09)	—	(.09)	—(e)	20.61	16.05(f)	15,227	1.94(d)	.46(d,f)	56.35
June 30, 2004	14.68	(.01)(d)	3.37	3.36	(.20)	—	(.20)	—(e)	17.84	22.97	24,410	1.94(d)	.01(d)	82.35
June 30, 2003	16.46	.13	(1.78)	(1.65)	(.13)	—	(.13)	—	14.68	(9.98)	34,460	1.93	.98	79.66

CLASS R
December 31, 2007**	$33.30	(.05)(d)	(1.68)	(1.73)	(.45)	(5.14)	(5.59)	—(e)	$25.98	(4.78)*	$126	.82*(d)	(.17)*(d)	40.10*
June 30, 2007	25.55	.60(d)	7.84	8.44	(.60)	(.09)	(.69)	—(e)	33.30	33.36	89	1.73(d)	1.94(d)	106.13
June 30, 2006	20.75	.67(d,g,h)	4.39	5.06	(.26)	—	(.26)	—(e)	25.55	24.52(g)	6	1.71(d,g)	2.69(d,g,h)	80.51
June 30, 2005	18.03	.20(d,f)	2.75	2.95	(.23)	—	(.23)	—(e)	20.75	16.38(f)	2	1.69(d)	1.03(d,f)	56.35
June 30, 2004†	16.95	.04(d)	1.32	1.36	(.28)	—	(.28)	—(e)	18.03	8.08*	1	.99*(d)	.26*(d)	82.35

CLASS Y
December 31, 2007**	$33.53	.03(d)	(1.70)	(1.67)	(.56)	(5.14)	(5.70)	—(e)	$26.16	(4.56)*	$11,696	.57*(d)	.08*(d)	40.10*
June 30, 2007	25.62	.48(d)	8.14	8.62	(.62)	(.09)	(.71)	—(e)	33.53	34.00	10,873	1.23(d)	1.59(d)	106.13
June 30, 2006††	22.46	.53(d,g,h)	2.92	3.45	(.29)	—	(.29)	—(e)	25.62	15.52*(g)	6,261	.89*(d,g)	2.19*(d,g,h)	80.51

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

†† For the period October 4, 2005 (commencement of operations) to June 30, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

December 31, 2007	<0.01%

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	0.05

June 30, 2004	0.03

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.04%

Class B	0.01	0.03

Class C	0.01	0.04

Class M	0.01	0.03

Class R	0.01	0.04

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended June 30, 2006.

(h) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.23	0.96%

Class B	0.20	0.87

Class C	0.22	0.95

Class M	0.23	0.97

Class R	0.31	1.27

Class Y	0.23	0.94

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Europe Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008, the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2007, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $457,844,423, resulting in gross unrealized appreciation and depreciation of $83,806,219 and $23,757,210, respectively, or net unrealized appreciation of $60,049,009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the period ended December 31, 2007, Putnam Management has assumed $937 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2007, the fund incurred $732,204 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2007, the fund’s expenses were reduced by $92,971 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $367, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $8,119 and $4,538 from the sale of class A and class M shares, respectively, and received $19,184 and $627 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $219,576,361 and $266,817,853, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/07:

Shares sold	860,956	$ 27,792,004

Shares issued
in connection
with reinvestment
of distributions	2,762,061	70,460,184

	3,623,017	98,252,188

Shares
repurchased	(1,482,817)	(47,745,491)

Net increase	2,140,200	$ 50,506,697

Year ended 6/30/07:

Shares sold	3,773,123	$109,801,279

Shares issued
in connection
with reinvestment
of distributions	276,678	8,253,272

	4,049,801	118,054,551

Shares
repurchased	(3,145,225)	(93,267,836)

Net increase	904,576	$ 24,786,715

CLASS B	Shares	Amount

Six months ended 12/31/07:

Shares sold	75,174	$ 2,311,336

Shares issued
in connection
with reinvestment
of distributions	359,541	8,884,251

	434,715	11,195,587

Shares
repurchased	(660,582)	(20,948,771)

Net decrease	(225,867)	$ (9,753,184)

Year ended 6/30/07:

Shares sold	357,643	$ 10,065,961

Shares issued
in connection
with reinvestment
of distributions	44,081	1,275,720

	401,724	11,341,681

Shares
repurchased	(3,146,862)	(88,329,779)

Net decrease	(2,745,138)	$(76,988,098)

CLASS C	Shares	Amount

Six months ended 12/31/07:

Shares sold	18,453	$ 575,726

Shares issued
in connection
with reinvestment
of distributions	34,848	882,368

	53,301	1,458,094

Shares
repurchased	(27,220)	(870,543)

Net increase	26,081	$ 587,551

Year ended 6/30/07:

Shares sold	48,386	$ 1,445,504

Shares issued
in connection
with reinvestment
of distributions	2,494	73,881

	50,880	1,519,385

Shares
repurchased	(55,292)	(1,604,738)

Net decrease	(4,412)	$ (85,353)

CLASS M	Shares	Amount

Six months ended 12/31/07:

Shares sold	30,399	$ 999,539

Shares issued
in connection
with reinvestment
of distributions	48,746	1,239,616

	79,145	2,239,155

Shares
repurchased	(116,925)	(3,731,344)

Net decrease	(37,780)	$(1,492,189)

Year ended 6/30/07:

Shares sold	90,337	$ 2,659,028

Shares issued
in connection
with reinvestment
of distributions	4,873	144,707

	95,210	2,803,735

Shares
repurchased	(227,023)	(6,593,041)

Net decrease	(131,813)	$(3,789,306)

CLASS R	Shares	Amount

Six months ended 12/31/07:

Shares sold	1,651	$ 52,497

Shares issued
in connection
with reinvestment
of distributions	867	21,979

	2,518	74,476

Shares
repurchased	(358)	(11,599)

Net increase	2,160	$ 62,877

Year ended 6/30/07:

Shares sold	2,752	$ 83,204

Shares issued
in connection
with reinvestment
of distributions	36	1,084

	2,788	84,288

Shares
repurchased	(355)	(11,179)

Net increase	2,433	$ 73,109

CLASS Y	Shares	Amount

Six months ended 12/31/07:

Shares sold	87,794	$ 2,864,042

Shares issued
in connection
with reinvestment
of distributions	81,561	2,081,442

	169,355	4,945,484

Shares
repurchased	(46,576)	(1,510,950)

Net increase	122,779	$ 3,434,534

Year ended 6/30/07:

Shares sold	126,419	$ 3,717,200

Shares issued
in connection
with reinvestment
of distributions	6,828	203,348

	133,247	3,920,548

Shares
repurchased	(53,373)	(1,586,835)

Net increase	79,874	$ 2,333,713

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2007, management fees paid were reduced by $3,844 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $261,230 for the period ended December 31, 2007. During the period ended December 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $125,384,341 and $124,328,276, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2007. The other Putnam mutual funds in this group are Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Deutsche Bank Securities, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Daiwa Securities Co., Dresdner Kleinwort Wasserstein, HSBCS Inc., JPMorgan Clearing, Lehman Brothers, Macquarie, Merrill Lynch, Morgan Stanley and Company, and Sanford Bernstein & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57–59 St James’s Street	Charles E. Haldeman, Jr.
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive Officer,	Robert R. Leveille
Boston, MA 02109	Associate Treasurer and	Vice President and
	Compliance Liaison	Chief Compliance Officer
Custodian
State Street Bank and	Jonathan S. Horwitz	Mark C. Trenchard
Trust Company	Senior Vice President	Vice President and
	and Treasurer	BSA Compliance Officer
Legal Counsel
Ropes & Gray LLP	Steven D. Krichmar	Judith Cohen
	Vice President and	Vice President, Clerk and
Trustees	Principal Financial Officer	Assistant Treasurer
John A. Hill, Chairman
Jameson Adkins Baxter,	Janet C. Smith	Wanda M. McManus
Vice Chairman	Vice President, Principal	Vice President, Senior Associate
Charles B. Curtis	Accounting Officer and	Treasurer and Assistant Clerk
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker		Nancy E. Florek
Charles E. Haldeman, Jr.	Susan G. Malloy	Vice President, Assistant Clerk,
Paul L. Joskow	Vice President and	Assistant Treasurer and
	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA008 249426 2/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2008